EXHIBIT 10.45
                                                                   -------------















                                  NESTOR, INC.


                          SECURITIES PURCHASE AGREEMENT


                                  May 16, 2005














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                               TABLE OF CONTENTS

                                                                           Page
1.   AGREEMENT TO SELL AND PURCHASE...........................................1

2.   FEES AND WARRANT.........................................................1

3.   CLOSING, DELIVERY AND PAYMENT............................................2

     3.1      Closing.........................................................2

     3.2      Delivery........................................................2

4.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY............................2

     4.1      Organization, Good Standing and Qualification...................2

     4.2      Subsidiaries....................................................3

     4.3      Capitalization; Voting Rights...................................3

     4.4      Authorization; Binding Obligations..............................4

     4.5      Liabilities.....................................................4

     4.6      Agreements; Action..............................................4

     4.7      Obligations to Related Parties..................................5

     4.8      Changes.........................................................5

     4.9      Title to Properties and Assets; Liens, Etc......................6

     4.10     Intellectual Property...........................................7

     4.11     Compliance with Other Instruments...............................7

     4.12     Litigation......................................................7

     4.13     Tax Returns and Payments........................................8

     4.14     Employees.......................................................8

     4.15     Registration Rights and Voting Rights...........................8

     4.16     Compliance with Laws; Permits...................................9

     4.17     Environmental and Safety Laws...................................9

     4.18     Valid Offering..................................................9

     4.19     Full Disclosure.................................................9

     4.20     Insurance......................................................10

     4.21     SEC Reports....................................................10

     4.22     No Market Manipulation.........................................10

     4.23     Listing........................................................10

     4.24     No Integrated Offering.........................................10

     4.25     Stop Transfer..................................................10

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     4.26     Dilution.......................................................11

5.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS........................11

     5.1      Requisite Power and Authority..................................11

     5.2      Investment Representations.....................................11

     5.3      Purchaser Bears Economic Risk..................................11

     5.4      Acquisition for Own Account....................................12

     5.5      Purchaser Can Protect Its Interest.............................12

     5.6      Accredited Investor............................................12

     5.7      Legends........................................................12

     5.8      No Shorting....................................................12

     5.8      Volume Limitation..............................................12

6.   COVENANTS OF THE COMPANY................................................13

     6.1      Stop-Orders....................................................13

     6.2      Listing........................................................13

     6.3      Market Regulations.............................................14

     6.4       Reporting Requirements........................................14

     6.5      Use of Funds...................................................14

     6.6      Access to Facilities...........................................14

     6.7      Taxes..........................................................14

     6.8      Insurance......................................................14

     6.9      Intellectual Property..........................................15

     6.10     Properties.....................................................15

     6.11     Confidentiality................................................15

     6.12     Required Approvals.............................................15

     6.13     Reissuance of Securities.......................................15

     6.14     Opinion........................................................16

7.   COVENANTS OF THE PURCHASER..............................................17

     7.1      Confidentiality................................................16

8.   COVENANTS OF THE COMPANY AND PURCHASERS REGARDING INDEMNIFICATION.......16

     8.1      Company Indemnification........................................16

     8.2      Purchaser's Indemnification....................................16

     8.2      Procedures.....................................................16

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9.   CONVERSION OF CONVERTIBLE NOTE..........................................17

     9.1      Mechanics of Conversion........................................17

     9.2      Maximum Conversion.............................................18

     9.3      Optional Redemption..............................................

10.  REGISTRATION RIGHTS.....................................................19

     10.1     Registration Rights Granted....................................19

     10.2     Registration Procedures........................................20

     10.3     Provision of Documents.........................................21

     10.4     Non-Registration Events........................................21

     10.5     Expenses.......................................................21

     10.6     Indemnification and Contribution...............................22

11.  OFFERING RESTRICTIONS...................................................24

12.  SECURITY INTEREST.......................................................24

13.  MISCELLANEOUS...........................................................24

     13.1     Governing Law..................................................24

     13.2     Survival.......................................................24

     13.3     Successors and Assigns.........................................25

     13.4     Entire Agreement...............................................25

     13.5     Severability...................................................25

     13.6     Amendment and Waiver...........................................25

     13.7     Delays or Omissions............................................25

     13.8     Notices........................................................25

     13.9     Attorneys' Fees................................................26

     13.10    Titles and Subtitles...........................................26

     13.11    Counterparts...................................................26

     13.12    Broker's Fees..................................................26

     13.13    Construction...................................................26


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                                  NESTOR, INC.
                          SECURITIES PURCHASE AGREEMENT


     THIS SECURITIES PURCHASE AGREEMENT (the "Agreement") is made and entered into as of May 16, 2005, by and between Nestor, Inc., a Delaware corporation (the "Company"), and Laurus Master Fund, Ltd., a Cayman Islands company (the "Purchaser").

                                    RECITALS

     WHEREAS, the Company has authorized the sale to the Purchaser of a convertible note in the aggregate principal amount of $6,000,000 (the "Note"), which Note is convertible into shares of the Company's common stock, $0.01 par value per share (the "Common Stock") at a fixed conversion price of $5.82 per share of Common Stock ("Fixed Conversion Price");

     WHEREAS, the Company wishes to issue a warrant to the Purchaser to purchase shares of the Company's Common Stock in connection with Purchaser's purchase of the Note;

     WHEREAS, Purchaser desires to purchase the Note and Warrant on the terms and conditions set forth herein; and

     WHEREAS, the Company desires to issue and sell the Note and Warrant to Purchaser on the terms and conditions set forth herein.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. AGREEMENT TO SELL AND PURCHASE. Pursuant to the terms and conditions set forth in this Agreement, on the Closing Date (as defined in Section 3), the Company agrees to sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company a Note in the amount of $6,000,000 convertible in accordance with the terms thereof into shares of the Company's Common Stock in accordance with the terms of the Note and this Agreement. The Note purchased on the Closing Date shall be known as the "Offering." A form of the Note is annexed hereto as Exhibit A. The Note will have a Maturity Date (as defined in the Note) twenty four (24) months from the date of issuance. Collectively, the Note and Warrant (as defined in Section 2) and Common Stock issuable in payment of the Note, upon conversion of the Note and upon exercise of the Warrant are referred to as the "Securities."

     2. FEES AND WARRANT. On the Closing Date:

            (a) The Company will issue and deliver to the Purchaser a Warrant to purchase 100,000 shares of Common Stock in connection with the Offering (the "Warrant") pursuant to Section 1 hereof. The Warrant must be delivered on the Closing Date. A form of Warrant is annexed hereto as Exhibit B. All the representations, covenants, warranties, undertakings, and indemnification, and


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other  rights  made or granted to or for the  benefit  of the  Purchaser  by the
Company are hereby also made and granted in respect of the Warrant and shares of the Company's Common Stock issuable upon exercise of the Warrant (the "Warrant Shares").

            (b) Upon execution and delivery of this Agreement by the Company and Purchaser, the Company shall pay to Laurus Capital Management, manager of the Purchaser, (i) a closing payment in an amount equal to three and nine tenths percent (3.90%) of the aggregate principal amount of the Note. The foregoing fee is referred to herein as the "Closing Payment".

            (c) The Company shall reimburse the Purchaser for its reasonable legal fees for services rendered to the Purchaser in preparation of this Agreement and the Related Agreements, and expenses in connection with the Purchaser's due diligence review of the Company and relevant matters. Amounts required to be paid hereunder will be paid at the Closing and shall not exceed $39,500.

            (d) The deposit of $15,000 made by the Company on or about May , 2005 shall be credited against the Closing Payment and legal fees. The balance of the Closing Payment and legal fees shall be paid at the Closing out of funds held pursuant to a Funds Escrow Agreement, of even date herewith among the Company, Purchaser and an Escrow Agent (the "Funds Escrow Agreement").

     3. CLOSING, DELIVERY AND PAYMENT.

        3.1 CLOSING. Subject to the terms and conditions herein, the closing of the transactions contemplated hereby (the "Closing"), shall take place on the date hereof, at such time or place as the Company and Purchaser may mutually agree (such date is hereinafter referred to as the "Closing Date").

        3.2 DELIVERY. Pursuant to the Funds Escrow Agreement, in the form attached as Exhibit C, at the Closing, subject to the terms and conditions hereof, the Company will deliver to the Escrow Agent, among other things, a Note in the form attached as Exhibit A representing the principal amount of $6,000,000 and a Common Stock Purchase Warrant in the form attached as Exhibit B in the Purchaser's name representing 100,000 Warrant Shares and the Purchaser will deliver to the Escrow Agent, among other things, $6,000,000, by certified funds or wire transfer made payable to the order of the Escrow Agent.

     4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

        The Company hereby represents and warrants to the Purchaser as of the date of this Agreement as set forth below which disclosures are supplemented by, and subject to the Company's filings and other filings identifying the Company as issuer under the Securities Exchange Act of 1934 and the draft of a Quarterly Report on Form 10-Q for the period ended March 31, 2005 (collectively, the "Exchange Act Filings"), copies of which have been provided to the Purchaser.

        4.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws


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of the State of Delaware.  The Company has the corporate  power and authority to own and operate its properties and assets, to execute and deliver this Agreement, the Warrant to be issued in connection with this Agreement (in the case of the Company only), the agreements set forth on Schedule 4.1 attached hereto and all other agreements referred to herein (collectively, the "Related Agreements"), to issue and sell the Note and the shares of Common Stock issuable upon conversion of the Note (the "Note Shares") (in the case of the Company only), to issue and sell the Warrant and the Warrant Shares (in the case of the Company only), and to carry out the provisions of this Agreement and the Related Agreements and to carry on its business as presently conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so has not, or could not reasonably be expected to have, individually or in the aggregate, a
material  adverse  effect  on  the  business,  assets,  liabilities,   condition
(financial or otherwise), properties, operations or prospects of the Company and its Subsidiaries, taken individually and as a whole (a "Material Adverse Effect").

        4.2 SUBSIDIARIES. Except as disclosed on Schedule 4.2, the Company does not own or control any equity security or other interest of any other corporation, limited partnership or other business entity.

        4.3 CAPITALIZATION; VOTING RIGHTS.

            (a) The authorized capital stock of the Company, as of May 10, 2005, consists of 30,000,000 shares of Common Stock, par value $0.01 per share, shares of which 18,777,790 are issued and outstanding and 10,000,000 shares of preferred stock, par value $1.00 per share of which shares 180,000 are outstanding.

            (b) Except as disclosed on Schedule 4.3, other than (i) the shares reserved for issuance under the Company's stock option plans; and (ii) shares which may be granted pursuant to this Agreement and the Related Agreements, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or arrangements or agreements of any kind for the purchase or acquisition from the Company of any of its securities. Neither the offer, issuance or sale of any of the Note or Warrant, or the issuance of any of the Note Shares or Warrant Shares, nor the consummation of any transaction contemplated hereby will result in a change in the price or number of any securities of the Company outstanding, under anti-dilution or other similar provisions contained in or affecting any such securities.

            (c) All issued and outstanding  shares of the Company's Common Stock
(i) have been duly authorized and validly issued and are fully paid and nonassessable and (ii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

            (d) The rights, preferences, privileges and restrictions of the shares of the Common Stock are as stated in the Company's Certificate of Incorporation (the "Charter"). The Note Shares and Warrant Shares have been duly and validly reserved for issuance. When issued in compliance with the provisions of this Agreement and the Company's Charter, the Securities will be validly


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issued,  fully  paid  and  nonassessable,  and  will  be free  of any  liens  or
encumbrances;   provided,  however,  that  the  Securities  may  be  subject  to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

        4.4 AUTHORIZATION; BINDING OBLIGATIONS. All corporate action on the part of the Company, its officers and directors necessary for the authorization of this Agreement and the Related Agreements, the performance of all obligations of the Company hereunder at the Closing and, the authorization, sale, issuance and delivery of the Note and Warrant has been taken or will be taken prior to the Closing. The Agreement and the Related Agreements, when executed and delivered and to the extent it is a party thereto, will be valid and binding obligations of the Company enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) general principles of equity that restrict the availability of equitable or legal remedies. The sale of the Note and the subsequent conversion of the Note into Note Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with. The issuance of the Warrant and the subsequent exercise of the Warrant for Warrant Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with. The Note and the Warrant, when executed and delivered in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their respective terms.

        4.5 LIABILITIES. Except as set forth in Schedule 4.5, the Company, to the best of its knowledge, knows of no material contingent liabilities, except current liabilities incurred in the ordinary course of business and liabilities disclosed in any Exchange Act Filings.

        4.6 AGREEMENTS; ACTION. Except as set forth on Schedule 4.6 or as disclosed in any Exchange Act Filings:

            (a) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or to its knowledge by which it is bound which may involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $50,000 (other than obligations of, or payments to, the Company arising from purchase or sale agreements entered into in the ordinary course of business), or
(ii) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from the Company (other than licenses arising from the purchase or sale of "off the shelf" or other standard products), or (iii) provisions restricting the development, manufacture or distribution of the Company's products or services, or (iv) indemnification by the Company with respect to infringements of proprietary rights (other than obligations of the Company arising from purchase or sale agreements entered into in the ordinary course of business).

            (b) The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $50,000 or, in the case of


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indebtedness  and/or  liabilities  individually less than $50,000,  in excess of
$100,000 in the aggregate, (iii) made any loans or advances to any person not in excess, individually or in the aggregate, of $100,000, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

            (c) For the purposes of subsections (a) and (b) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

            (d) The Company maintains disclosure controls and procedures ("Disclosure Controls") designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized, and reported, within the time periods specified in the rules and forms of the Securities and Exchange Commission ("SEC").

            (e) The Company makes and keep books, records, and accounts, that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the Company's assets. The Company maintains internal control over financial reporting ("Financial Reporting Controls") designed by, or under the supervision of, the Company's principal executive and principal financial officers, and effected by the Company's board of directors, management, and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles ("GAAP"), including that:

               (i) transactions are executed in accordance with management's general or specific authorization;

               (ii)  unauthorized  acquisition,   use,  or  disposition  of  the
Company's assets that could have a material effect on the financial statements are prevented or timely detected;

               (iii) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that the Company's receipts and expenditures are being made only in accordance with authorizations of the Company's management and board of directors;

               (iv)   transactions   are   recorded  as  necessary  to  maintain
accountability for assets; and

               (v) the recorded accountability for assets is compared with the existing assets at reasonable intervals, and appropriate action is taken with respect to any differences.

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            (f) There is no weakness in any of the Company's Disclosure Controls or Financial Reporting Controls that is required to be disclosed in any of the Exchange Act Filings, except as so disclosed.


        4.7 OBLIGATIONS TO RELATED PARTIES. Except as set forth on Schedule 4.7, there are no obligations of the Company to officers, directors, stockholders or employees of the Company other than (a) for payment of salary for services rendered and for bonus payments, (b) reimbursement for reasonable expenses incurred on behalf of the Company, (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company) and (d) obligations listed in the Company's financial statements or disclosed in any of its Exchange Act Filings. Except as described above or set forth on Schedule 4.7, none of the officers, directors or, to the best of the Company's knowledge, key employees or stockholders of the Company or any members of their immediate families, are indebted to the Company, individually or in the aggregate, in excess of $50,000 or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company, other than passive investments in publicly traded companies (representing less than 1% of such company) which may compete with the Company. Except as described above, no officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company and no agreements, understandings or proposed transactions are contemplated between the Company and any such person. Except as set forth on Schedule 4.7, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

        4.8 CHANGES. Since December 31, 2004, except as disclosed in any Exchange Act Filing or in any Schedule to this Agreement or to any of the Related Agreements, there has not been:

            (a) Any change in the assets, liabilities, financial condition, prospects or operations of the Company, other than changes in the ordinary course of business, none of which individually or in the aggregate has had or is reasonably expected to have a Material Adverse Effect

            (b) Any resignation or termination of any officer, key employee or group of employees of the Company;

            (c) Any material change, except in the ordinary course of business, in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

            (d) Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties, business or prospects or financial condition of the Company;

            (e) Any waiver by the Company of a valuable right or of a material debt owed to it;

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            (f) Any direct or indirect material loans made by the Company to any stockholder, employee, officer or director of the Company, other than advances made in the ordinary course of business;

            (g) Any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

            (h) Any declaration or payment of any dividend or other distribution of the assets of the Company;

            (i) Any labor organization activity related to the Company;

            (j)  Any  debt,   obligation  or  liability  incurred,   assumed  or
guaranteed by the Company, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

            (k) Any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

            (l) Any change in any material agreement to which the Company is a party or by which it is bound which may materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company;

            (m) Any other event or condition of any character that, either individually or cumulatively, has or may materially and adversely affect the business, assets, liabilities, financial condition, prospects or operations of the Company; or

            (n) Any arrangement or commitment by the Company to do any of the acts described in subsection (a) through (m) above.

        4.9 TITLE TO PROPERTIES AND ASSETS;  LIENS,  ETC. Except as set forth on
Schedule 4.9, the Company has good and marketable title to its properties and assets, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (a) those resulting from taxes which have not yet become delinquent, (b) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company, and (c) those that have otherwise arisen in the ordinary course of business. All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used. Except as set forth on Schedule 4.9, the Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

        4.10 INTELLECTUAL PROPERTY.

            (a) The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and to the Company's knowledge as presently proposed to be conducted (the "Intellectual Property"), without any known


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infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products.

            (b) Except as set forth on Schedule 4.10(b), the Company has not received any communications alleging that the Company has violated any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, nor is the Company aware of any basis therefor.

            (c) The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company, except for inventions, trade secrets or proprietary information that have been rightfully assigned to the Company.

        4.11 COMPLIANCE WITH OTHER INSTRUMENTS. Except as set forth on Schedule 4.11, the Company is not in violation or default of any term of its Charter or Bylaws, or of any material provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order or writ. The execution, delivery and performance of and compliance with this Agreement and the Related Agreements to which it is a party, and the issuance and sale of the Note by the Company and the other Securities by the Company each pursuant hereto, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term or provision, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

        4.12 LITIGATION. Except as set forth on Schedule 4.12, there is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company that prevents the Company to enter into this Agreement or the Related Agreements, or to consummate the transactions contemplated hereby or thereby, or which might have or result, in aMaterial Adverse Effect, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for any of the foregoing. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

        4.13 TAX RETURNS AND PAYMENTS. The Company has timely filed all tax returns (federal, state and local) required to be filed by it. Except as set forth on Schedule 4.13, all taxes shown to be due and payable on such returns, any assessments imposed, and to the Company's knowledge all other taxes due and payable by the Company on or before the Closing, have been paid or will be paid prior to the time they become delinquent. Except as set forth on Schedule 4.13, the Company has not been advised (a) that any of its returns, federal, state or other, have been or are being audited as of the date hereof, or (b) of any deficiency in assessment or proposed judgment to its federal, state or other taxes. The Company has no knowledge of any liability of any tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for.

        4.14 EMPLOYEES. Except as set forth on Schedule 4.14, the Company has no collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company's knowledge, threatened with respect to the Company. Except as disclosed in the Exchange Act Filings, the Company is not a party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement. To the Company's knowledge, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company because of the nature of the business to be conducted by the Company; and to the Company's knowledge the continued employment by the Company of its present employees, and the performance of the Company's contracts with its independent contractors, will not result in any such violation. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company. The Company has not received any notice alleging that any such violation has occurred. Except for employees who have a current effective employment agreement with the Company, no employee of the Company has been granted the right to continued employment by the Company or to any material compensation following termination of employment with the Company. The Company is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with the Company, nor does the Company have a present intention to terminate the employment of any officer, key employee or group of employees.

        4.15  REGISTRATION  RIGHTS  AND  VOTING  RIGHTS.  Except as set forth on
Schedule 4.15 and except as disclosed in Exchange Act Filings, the Company is presently not under any obligation, and has not granted any rights, to register any of the Company's presently outstanding securities or any of its securities that may hereafter be issued. To the Company's knowledge, no stockholder of the Company has entered into any agreement with respect to the voting of equity securities of the Company.

        4.16 COMPLIANCE WITH LAWS; PERMITS. Except as set forth on Schedule 4.16, to its knowledge, the Company is not in violation in any material respect of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which violation would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement and the issuance of any of the Securities, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the

Closing, as will be filed in a timely manner. The Company has all material franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which would materially and adversely affect the business, properties, prospects or financial condition of the Company.

        4.17 ENVIRONMENTAL AND SAFETY LAWS. The Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, except for any violations that, individually or in the aggregate, have not had and would not reasonably be expected materially and adversely affect the business, properties, prospects or financial condition of the Company, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. No Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by the Company or, to the Company's knowledge, by any other person or entity on any property owned, leased or used by the Company, except for any use, storage or disposal that, individually or in the aggregate, have not had and would not reasonably be expected materially and adversely affect the business, properties, prospects or financial condition of the Company. For the purposes of the preceding sentence, "Hazardous Materials" shall mean (a) materials which are listed or otherwise defined as "hazardous" or "toxic" under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials, or (b) any petroleum products or nuclear materials.

        4.18 VALID OFFERING. Assuming the accuracy of the representations and warranties of the Purchaser contained in this Agreement, the offer, sale and issuance of the Securities will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

        4.19 FULL DISCLOSURE. The Company has provided the Purchaser with all information requested by the Purchaser in connection with its decision to purchase the Note and Warrant, including all information the Company believes is reasonably necessary to make such investment decision. Neither this Agreement, the exhibits and schedules hereto, the Related Agreements nor any other document delivered by the Company to Purchaser or its attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading. Any financial projections and other estimates provided to the Purchaser by the Company were based on the Company's experience in the industry and on assumptions of fact and opinion as to future events which the Company, at the date of the issuance of such projections or estimates, believed to be reasonable

        4.20 INSURANCE. The Company has general commercial, product liability, fire and casualty insurance policies with coverage customary for companies similarly situated to the Company in the same or similar business.

        4.21 SEC REPORTS. The Company has filed all proxy statements, reports and other documents required to be filed by it under the Exchange Act. The Company has furnished the Purchaser with copies of (i) its Annual Report on Form 10-K for the fiscal year ended December 31, 2002, (ii) its quarterly report on From 10-Q for the period ended March 31, 2003, and (iii) its other filings including Forms 8-K and Definitive Proxy made in 2003 (collectively, the "SEC
Reports").  Each SEC  Report  was,  at the time of its  filing,  in  substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        4.22 LISTING. The Company's Common Stock is traded on the OTCBB and satisfies all requirements for the continuation of such trading . The Company has not received any notice that its Common Stock will be ineligible to trade on the OTCBB or that its Common Stock does not meet all requirements for such continued trading .

        4.23 NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Securities pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions. Nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Securities to be so integrated with other offerings.

        4.24 STOP TRANSFER. The Securities are restricted securities as of the date of this Agreement. The Company will not issue any stop transfer order or other order impeding the sale and delivery of any of the Securities at such time as the Securities are registered for public sale or an exemption from registration is available, except as required by federal securities laws.

        4.25 DILUTION. The Company specifically acknowledges that its obligation to issue the shares of Common Stock upon conversion of the Note and exercise of the Warrant is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

        4.26 PATRIOT ACT. The Company certifies that, to the best of Company's knowledge, neither the Company nor any of its Subsidiaries has been designated, nor is or shall be owned or controlled, by a "suspected terrorist" as defined in Executive Order 13224. The Company hereby acknowledges that the Purchaser seeks to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts, the Company hereby represents, warrants and covenants that: (i) none of the cash or property that the Company or any of its Subsidiaries will pay or will contribute to the Purchaser has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no contribution or payment by the Company or any of its Subsidiaries to the Purchaser, to the extent that they are within the Company's and/or its Subsidiaries' control shall cause the Purchaser to be in violation of the United States Bank Secrecy Act, the United States International Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001. The Company shall promptly notify the Purchaser if any of these representations, warranties or covenants ceases to be true and accurate regarding the Company or any of its Subsidiaries. The Company shall provide the Purchaser all additional information regarding the Company or any of its Subsidiaries that the Purchaser reasonably deems necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities. The Company understands and agrees that if at any time it is discovered that any of the foregoing representations, warranties or covenants are incorrect, or if otherwise required by applicable law or regulation related to money laundering or similar activities, the Purchaser may undertake appropriate actions to ensure compliance with applicable law or regulation, including but not limited to segregation and/or redemption of the Purchaser's investment in the Company. The Company further understands that the Purchaser may release confidential information about the Company and its Subsidiaries and, if applicable, any underlying beneficial owners, to proper authorities if the Purchaser, in its reasonable discretion, determines that it is in the best interests of the Purchaser in light of relevant rules and regulations under the laws set forth in subsection
(ii) above.

        4.27 ERISA. Based upon the Employee Retirement Income Security Act of 1974 ("ERISA"), and the regulations and published interpretations thereunder:
(i) neither the Company nor any of its Subsidiaries has engaged in any Prohibited Transactions (as defined in Section 406 of ERISA and Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code")); (ii) each of the Company and each of its Subsidiaries has met all applicable minimum funding requirements under Section 302 of ERISA in respect of its plans; (iii) neither the Company nor any of its Subsidiaries has any knowledge of any event or occurrence which would cause the Pension Benefit Guaranty Corporation to institute proceedings under Title IV of ERISA to terminate any employee benefit plan(s); (iv) neither the Company nor any of its Subsidiaries has any fiduciary responsibility for investments with respect to any plan existing for the benefit of persons other than the Company's or such Subsidiary's employees or former employees; and (v) neither the Company nor any of its Subsidiaries has withdrawn, completely or partially, from any multi-employer pension plan so as to incur liability under the Multiemployer Pension Plan Amendments Act of 1980.


     5. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

        The Purchaser  hereby  represents and warrants to the Company as follows
(such   representations   and   warranties   do  not  lessen  or   obviate   the
representations and warranties of the Company set forth in this Agreement):

        5.1 REQUISITE POWER AND AUTHORITY. Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Related Agreements and to carry out their provisions. All corporate action on Purchaser's part required for the lawful execution and delivery of this Agreement and the Related Agreements have been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement and the Related Agreements will be valid and binding obligations of Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) as limited by general principles of equity that restrict the availability of equitable and legal remedies.

        5.2 INVESTMENT REPRESENTATIONS. Purchaser understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in the Agreement, including, without limitation, that the Purchaser is an "accredited investor" within the meaning of Regulation D under the Securities Act. The Purchaser has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Note and the Warrant to be purchased by it under this Agreement and the Note Shares and the Warrant Shares acquired by it upon the conversion of the Note and the exercise of the Warrant, respectively. The Purchaser further has had an opportunity to ask questions and receive answers from the Company regarding the Company's business, management and financial affairs and the terms and conditions of the Offering, the Note, the Warrant and the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Purchaser or to which the Purchaser had access.

        5.3 PURCHASER BEARS ECONOMIC RISK. Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Purchaser must bear the economic risk of this investment until the Securities are sold pursuant to (i) an effective registration statement under the Securities Act, or (ii) an exemption from registration is available.

        5.4 ACQUISITION FOR OWN ACCOUNT. Purchaser is acquiring the Note and Warrant and the Note Shares and the Warrant Shares for Purchaser's own account for investment only, and not as a nominee or agent and not with a view towards or for resale in connection with their distribution.

        5.5 PURCHASER CAN PROTECT ITS INTEREST. Purchaser represents that by reason of its, or of its management's, business and financial experience, Purchaser has the capacity to evaluate the merits and risks of its investment in the Note, the Warrant and the Securities and to protect its own interests in connection with the transactions contemplated in this Agreement, and the Related Agreements. Further, Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement or the Related Agreements.

        5.6 ACCREDITED INVESTOR. Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

        5.7 LEGENDS.

            (a) The Note shall bear substantially the following legend:

        "THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,

        OR, IF APPLICABLE, STATE SECURITIES LAWS. THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE OR SUCH SHARES UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO NESTOR, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

            (b) The Note Shares and the Warrant Shares, if not issued by DWAC system (as hereinafter defined), shall bear a legend which shall be in substantially the following form until such shares are covered by an effective registration statement filed with the SEC:

        "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR IF APPLICABLE, STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND APPLICABLE STATE LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO NESTOR, INC.THAT SUCH REGISTRATION IS NOT REQUIRED."

            (c) The Warrant shall bear substantially the following legend:

        "THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT OR THE UNDERLYING SHARES OF COMMON STOCK UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO NESTOR, INC.THAT SUCH REGISTRATION IS NOT REQUIRED."

        5.8 NO SHORTING. The Purchaser or any of its affiliates and investment partners will not and will not cause any person or entity, directly or indirectly, to engage in "short sales" of the Company's Common Stock or any other hedging strategies.

     6. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Purchaser as follows:

        6.1 STOP-ORDERS. The Company will advise the Purchaser, promptly after it receives notice of issuance by the Securities and Exchange Commission (the "SEC"), any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

        6.2 LISTING. The Company shall promptly secure the trading of the shares of Common Stock issuable upon conversion of the Note and upon the exercise of the Warrant on the Pink Sheets, the NASD OTC Bulletin Board, NASDAQ SmallCap Market, NASDAQ National Market, American Stock Exchange or New York Stock Exchange (the "Principal Market") upon which shares of Common Stock are then listed or traded (subject to official notice of issuance, if applicable) and shall maintain such listing or trading so long as any other shares of Common Stock shall be so listed or traded. The Company will maintain the listing (or trading) of its Common Stock on a Principal Market, and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable.

        6.3 MARKET REGULATIONS. The Company shall notify the SEC, NASD and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to Purchaser and promptly provide copies thereof to Purchaser.

        6.4 REPORTING REQUIREMENTS. The Company will timely file with the SEC all reports required to be filed pursuant to the Exchange Act and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination.

        6.5 USE OF FUNDS. The Company agrees that it will use the proceeds of the sale of the Note and Warrant to finance the construction, installation and maintenance of its traffic surveillance systems set forth on Schedule 6.5 attached hereto.

        6.6 ACCESS TO FACILITIES. The Company will permit any representatives designated by the Purchaser (or any successor of the Purchaser), upon reasonable notice and during normal business hours, at such person's expense and accompanied by a representative of the Company, to (a) visit and inspect any of the properties of the Company, (b) examine the corporate and financial records of the Company (unless such examination is not permitted by federal, state or local law or by contract) and make copies thereof or extracts therefrom and (c) discuss the affairs, finances and accounts of any such corporations with the directors, officers and independent accountants of the Company. Notwithstanding the foregoing, the Company will not provide any material, non-public information to the Purchaser unless the Purchaser signs a confidentiality agreement and otherwise complies with Regulation FD, under the federal securities laws.

        6.7 TAXES. The Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.

        6.8 INSURANCE. Each of the Company and its Subsidiaries will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in similar business similarly situated as the Company and its Subsidiaries; and the Company and its Subsidiaries will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner which the Company reasonably believes is customary for companies in similar business similarly situated as the Company and its Subsidiaries and to the extent available on commercially reasonable terms. The Company, and each of its Subsidiaries, will jointly and severally bear the full risk of loss from any loss of any nature whatsoever with respect to the assets pledged to the Purchaser as security for their respective obligations hereunder and under the Related Agreements. At the Company's and each of its Subsidiaries' joint and several cost and expense in amounts and with carriers reasonably acceptable to the Purchaser, each of the Company and each of its Subsidiaries shall (i) keep all its insurable properties and properties in which it has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to the Company's or the respective Subsidiary's including business interruption insurance; (ii) maintain a bond in such amounts as is customary in the case of companies engaged in businesses similar to the Company's or the respective Subsidiary's insuring against larceny, embezzlement or other criminal misappropriation of insured's officers and employees who may either singly or jointly with others at any time have access to the assets or funds of the Company or any of its Subsidiaries either directly or through governmental authority to draw upon such funds or to direct generally the disposition of such assets; (iii) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; (iv) maintain all such worker's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which the Company or the respective Subsidiary is engaged in business; and (v) furnish the Purchaser with (x) copies of all policies or evidence of the maintenance of such policies at least thirty
(30) days before any expiration date, (y) excepting the Company's workers' compensation policy, endorsements to such policies naming the Purchaser as "co-insured" or "additional insured" and appropriate loss payable endorsements in form and substance satisfactory to the Purchaser, naming the Purchaser as loss payee, and (z) evidence that as to the Purchaser the insurance coverage shall not be impaired or invalidated by any act or neglect of the Company or any Subsidiary and the insurer will provide the Purchaser with at least thirty (30) days notice prior to cancellation. The Company and each Subsidiary shall instruct the insurance carriers that in the event of any loss thereunder, the carriers shall make payment for such loss to the Company and/or the Subsidiary and the Purchaser jointly. In the event that as of the date of receipt of each loss recovery upon any such insurance, the Purchaser has not declared an event of default with respect to this Agreement or any of the Related Agreements, then the Company and/or such Subsidiary shall be permitted to direct the application of such loss recovery proceeds toward investment in property, plant and equipment that would comprise "Collateral" secured by the Purchaser's security interest pursuant to the Security Agreement or such other security agreement as shall be required by the Purchaser, with any surplus funds to be applied toward payment of the obligations of the Company to the Purchaser. In the event that the Purchaser has properly declared an event of default with respect to this Agreement or any of the Related Agreements, then all loss recoveries received by the Purchaser upon any such insurance thereafter may be applied to the obligations of the Company hereunder and under the Related Agreements, in such order as the Purchaser may determine. Any surplus (following satisfaction of all Company obligations to the Purchaser) shall be paid by the Purchaser to the Company or applied as may be otherwise required by law. Any deficiency thereon shall be paid by the Company or the Subsidiary, as applicable, to the Purchaser, on demand.

        6.9 INTELLECTUAL PROPERTY. The Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use Intellectual Property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

        6.10 PROPERTIES. The Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a Material Adverse Effect.

        6.11 CONFIDENTIALITY. The Company agrees that it will submit the text of any public announcement using the name of the Purchaser to the Purchaser prior to its dissemination, unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement. Unless the Purchaser shall specify its objections in writing to the Company within 24 hours of its receipt of such public announcement, the Purchaser shall be deemed to have given its consent to the to the text of the public announcement.

        6.12 REQUIRED APPROVALS. For so long as 50% of the principal amount of the Note is outstanding, the Company, without the prior written consent of the Purchaser, shall not:

            (a) directly or indirectly declare or pay any dividends;

            (b) liquidate, dissolve or effect a material reorganization;

            (c) become subject to (including, without limitation, by way of amendment to or modification of) any agreement or instrument which by its terms would (under any circumstances) restrict the Company's right to perform the provisions of this Agreement or any of the agreements contemplated thereby; or

            (d) materially alter or change the scope of the business of the Company.

6.13 Reissuance of Securities. The Company agrees to reissue certificates representing the Securities without the legends set forth in Section 5.7 above at such time as (a) the holder thereof is permitted to dispose of such Securities pursuant to Rule 144(k) under the Securities Act, or (b) upon resale subject to an effective registration statement after such Securities are registered under the Securities Act. The Company agrees to cooperate with the Purchaser in connection with all resales pursuant to Rule 144(d) and Rule 144(k) and provide legal opinions necessary to allow such resales provided the Company and its counsel receive reasonably requested representations from the selling Purchaser and broker, if any.

        6.14 OPINION. On the Closing Date, the Company will deliver to the Purchaser an opinion acceptable to the Purchaser from the Company's legal counsel. The Company will provide, at the Company's expense, such other legal opinions in the future as are reasonably necessary for the conversion of the Note and exercise of the Warrant.

        6.15 INTENTIONALLY OMITTED.

        6.16 MARGIN STOCK. The Company will not permit any of the proceeds of the Note or the Warrant to be used directly or indirectly to "purchase" or "carry" "margin stock" or to repay indebtedness incurred to "purchase" or "carry" "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect.

        6.17 NESTOR TRAFFIC SYSTEMS, INC. ASSIGNMENT OF CONTRACTS TO PURCHASER.

     Until the Obligations (as such term is defined in that certain Security Agreement dated as of the date hereof between Nestor Traffic Systems, Inc. ("NTSI"). and the Purchaser, the "Security Agreement") have been irrevocably paid and performed in full, subject only to Section 12.7 hereof, the Company shall direct and cause its wholly-owned subsidiary, NTSI to irrevocably assign all of its rights, title and interests in and to the proceeds of contracts set forth on Schedule 6.17 attached hereto (the "Assigned Contracts") to Purchaser. Each of the Company, NTSI shall use their respective best efforts to obtain such consent as provided in Section 12.7 hereof. Purchaser shall be reasonable and cooperate in obtaining any consent necessary to the collateral assignment of the Assigned Contracts to it. Until the Obligations have been irrevocably paid and performed in full, neither the Company nor NTSI shall relinquish any material rights under, terminate, or repudiate any of the Assigned Contracts without the prior written consent of Purchaser, which consent shall not be unreasonably withheld.


     7. COVENANTS OF THE PURCHASER. The Purchaser covenants and agrees with the Company as follows:

        7.1 CONFIDENTIALITY. The Purchaser agrees that it will not disclose, and will not include in any public announcement, the name of the Company, unless expressly agreed to by the Company or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

        7.2 NON-PUBLIC INFORMATION. The Purchaser agrees not to effect any sales in the shares of the Company's Common Stock while in possession of material, non-public information regarding the Company.

     8. COVENANTS OF THE COMPANY AND PURCHASER REGARDING INDEMNIFICATION.

        8.1 COMPANY INDEMNIFICATION. The Company agrees to indemnify, hold harmless, reimburse and defend Purchaser, each of Purchaser's officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Purchaser which results, arises out of or is based upon (i) any misrepresentation by Company or breach of any warranty by Company in this Agreement or in any exhibits or schedules attached hereto or any Related Agreement, or (ii) any breach or default in performance by Company of any covenant or undertaking to be performed by Company hereunder, or any other agreement entered into by the Company and Purchaser relating hereto.

        8.2 PURCHASER'S INDEMNIFICATION. Purchaser agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company's officers, directors, agents, affiliates, control persons and principal shareholders, at all times against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company which results, arises out of or is based upon (i) any misrepresentation by Purchaser or breach of any warranty by Purchaser in this Agreement or in any exhibits or schedules attached hereto or any Related Agreement; or (ii) any breach or default in performance by Purchaser of any covenant or undertaking to be performed by Purchaser hereunder, or any other agreement entered into by the Company and Purchaser relating hereto.

        8.3 PROCEDURES. The procedures and limitations set forth in Section 10.2 shall apply to the indemnifications set forth in Sections 8.1 and 8.2 above.

     9. CONVERSION OF CONVERTIBLE NOTE.

        9.1 MECHANICS OF CONVERSION.

            (a) Provided the Purchaser has notified the Company of the Purchaser's intention to sell the Note Shares and the Note Shares are included in an effective registration statement or are otherwise exempt from registration when sold: (i) Upon the conversion of the Note or part thereof, the Company shall, at its own cost and expense, take all necessary action (including the issuance of an opinion of counsel) to assure that the Company's transfer agent shall issue shares of the Company's Common Stock in the name of the Purchaser (or its nominee) or such other persons as designated by the Purchaser in accordance with Section 9.1(b) hereof and in such denominations to be specified representing the number of Note Shares issuable upon such conversion; and (ii) The Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Company's Common Stock and that after the Effective Date (as hereinafter defined) the Note Shares issued will be freely transferable subject to the prospectus delivery requirements of the Securities Act and the provisions of this Agreement, and will not contain a legend restricting the resale or transferability of the Note Shares.

            (b) Purchaser will give notice of its decision to exercise its right to convert the Note or part thereof by telecopying or otherwise delivering an executed and completed notice of the number of shares to be converted to the Company (the "Notice of Conversion"). The Purchaser will not be required to surrender the Note until the Purchaser receives a credit to the account of the Purchaser's prime broker through the DWAC system (as defined below), representing the Note Shares or until the Note has been fully satisfied. Each date on which a Notice of Conversion is telecopied or delivered to the Company in accordance with the provisions hereof shall be deemed a "Conversion Date." The Company will cause the transfer agent to transmit the shares of the Company's Common Stock issuable upon conversion of the Note (and a certificate representing the balance of the Note not so converted, if requested by Purchaser) to the Purchaser by crediting the account of the Purchaser's prime broker with the Depository Trust Company ("DTC") through its Deposit Withdrawal Agent Commission ("DWAC") system, if available to the Company's transfer agent, within three (3) business days after receipt by the Company of the Notice of Conversion (the "Delivery Date").

            The Company understands that a delay in the delivery of the Note Shares in the form required pursuant to Section 9 hereof beyond the Delivery Date could result in economic loss to the Purchaser. In the event that the Company fails to direct its transfer agent to deliver the Note Shares to the Purchaser via the DWAC system within the time frame set forth in Section 9.1(b) above and the Note Shares are not delivered to the Purchaser by the Delivery Date, as compensation to the Purchaser for such loss, the Company agrees to pay late payments to the Purchaser for late issuance of the Note Shares in the form required pursuant to Section 9 hereof upon conversion of the Note in the amount equal to the greater of (i) $500 per business day after the Delivery Date or
(ii) the Purchaser's actual damages from such delayed delivery. Notwithstanding the foregoing, the Company will not owe the Purchaser any late payments if the delay in the delivery of the Note Shares beyond the Delivery Date is out of the control of the Company and the Company is actively trying to cure the cause of the delay. The Company shall pay any payments incurred under this Section in immediately available funds upon demand and, in the case of actual damages, accompanied by reasonable documentation of the amount of such damages. Such documentation shall show the number of shares of Common Stock the Purchaser is forced to purchase (in an open market transaction) which the Purchaser anticipated receiving upon such conversion, and shall be calculated as the amount by which (A) the Purchaser's total purchase price (including customary brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate principal and/or interest amount of the Note, for which such Conversion Notice was not timely honored.


            Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum amount permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to a Purchaser and thus refunded to the Company.

        9.2 MAXIMUM CONVERSION. The Purchaser shall not be entitled to convert on a Conversion Date, nor shall the Company be permitted to require the Purchaser to accept, that amount of a Note in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Purchaser on a Conversion Date, and (ii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this proviso is being made on a Conversion Date, which would result in beneficial ownership by the Purchaser of more than 4.99% of the outstanding shares of Common Stock of the Company on such Conversion Date. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Regulation 13d-3 thereunder. Upon an Event of Default under the Note, the conversion limitation in this Section 9.2 shall become null and void.

     10. REGISTRATION RIGHTS.

        10.1 REGISTRATION RIGHTS GRANTED. The Company hereby grants registration rights to the Purchaser pursuant to a Registration Rights Agreement dated as of even date herewith between the Company and the Purchaser.

        10.2 INDEMNIFICATION.

             (a) In the event of a registration  of any  Registrable  Securities under the Securities Act pursuant to the Registration Rights Agreement, the Company will indemnify and hold harmless the Purchaser, and its officers, directors and each other person, if any, who controls the Purchaser within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Purchaser, or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act pursuant to the Registration Rights Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Purchaser, and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Purchaser or any such person in writing specifically for use in any such document.

            (b) In the event of a registration of the Registrable Securities under the Securities Act pursuant to the Registration Rights Agreement, the Purchaser will indemnify and hold harmless the Company, and its officers, directors and each other person, if any, who controls the Company within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act pursuant to the Registration Rights Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Purchaser will be liable in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing to the Company by the Purchaser specifically for use in any such document.

            (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 10.2(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 10.2(c) if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 10.2(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof; if the indemnified party retains its own counsel, then the indemnified party shall pay all fees, costs and expenses of such counsel, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

            (d) In order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either
(i) the Purchaser, or any controlling person of the Purchaser, makes a claim for indemnification pursuant to this Section 10.2 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10.2 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Purchaser or controlling person of the Purchaser in circumstances for which indemnification is provided under this Section 10.2; then, and in each such case, the Company and the Purchaser will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Purchaser is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (A) the Purchaser will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10 of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.


     11. OFFERING RESTRICTIONS. Except as previously disclosed in the SEC Reports or in the Exchange Act Filings, or stock or stock options granted to employees or directors of the Company; or equity or debt issued in connection with an acquisition of a business or assets by the Company; or the issuance by the Company of stock in connection with the establishment of a joint venture partnership or licensing arrangement (these exceptions hereinafter referred to as the "Excepted Issuances"), the Company will not issue any securities with a continuously variable/floating conversion feature which are or could be (by conversion or registration) free-trading securities (i.e. common stock subject to a registration statement) prior to the full repayment or conversion of the Note (the "Exclusion Period").

     12. COLLATERAL.

         12.1 Each of the Company and NTSI, as applicable, will direct all present and future Account Debtors of NTSI set forth on Schedule 6.17 hereof, and other persons obligated to make payments constituting Accounts of Assigned Contracts to make such payments directly to the lockbox maintained by the Company (the "Lockbox") with North Fork Bank pursuant to the terms of the Lockbox Agreement dated May 16, 2005 or such other financial institution accepted by the Purchaser in writing as may be selected by the Company (the "Lockbox Bank"). On or prior to the Closing Date, the Company and NTSI, as applicable, shall and shall cause the Lockbox Bank to enter into all such documentation acceptable to the Purchaser pursuant to which, among other things, the Lockbox Bank agrees to: (a) sweep the Lockbox on a daily basis and deposit all checks received therein to an account designated by the Company in writing and (b) comply only with the instructions or other directions of the Purchaser concerning the Lockbox. All of the NTSI's invoices, account statements and other written or oral communications directing, instructing, demanding or requesting payment of any Account of any Assigned Contract shall conspicuously direct that all payments be made to the Lockbox. Within thirty (30) days of closing, the Company shall provide copies of all invoices, account statements and other written or oral communications directing, instructing, demanding or requesting payment of any Account relating to any Assigned Contract each clearly directing Account Debtors to make all payments to the Lockbox. If, notwithstanding the instructions to Account Debtors, the Company and or NTSI, as applicable receives any payments, the Company and or NTSI, as applicable, shall immediately remit such payments to the Lockbox in their original form with all necessary endorsements. Until so remitted, the Company and or NTSI, as applicable shall hold all such payments in trust for and as the property of the Purchaser and shall not commingle such payments with any of its other funds or property.

         12.2 At the Purchaser's election, (i) if an Event of Default set forth in Sections 4.2 or 4.3 of the Note has occurred and is continuing for thirty
(30) days or (ii) if an Event of Default  specified in Sections  4.1,  4.4, 4.5,
4.7 or 4.9 of the Note has occurred and is continuing beyond any applicable grace period, the Purchaser may notify Account Debtors of any Assigned Contract of the Purchaser's security interest in the Accounts, collect them directly and charge the collection costs and expenses thereof to the Company's account.

         12.3 The Purchaser hereby agrees that if no Event of Default under the Note has occurred and is continuing then all funds contained in the Lockbox will be transferred daily to such account as shall be designated by the Company pursuant to that certain letter agreement dated as of May 16, 2005 among the Company, NTSI, Purchaser and North Fork Bank. Upon an Event of Default that has occurred and is continuing beyond any applicable grace period, the Purchaser may deliver written instructions to the Lockbox Bank stating that an Event of Default has occurred and is continuing and directing the Lockbox Bank to immediately cease wiring funds to accounts designated by the Company and instead direct the Lockbox Bank to wire all such funds into an account designated by the Purchaser.

         12.4 Upon the occurrence and during the continuance of an Event of Default (as defined in the Note or the NTSI Security Agreement), the Company hereby appoints the Purchaser, or any other person whom the Purchaser may designate as the Company's attorney, with power to: (i) endorse the Company's or NTSI's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security related to the Assigned Contracts that may come into the Purchaser's possession; (ii) sign the Company's or NTSI.'s name on any invoice or bill of lading relating to any Accounts, drafts against Account Debtors, schedules and assignments of Accounts, notices of assignment, financing statements and other public records, verifications of Account and notices to or from Account Debtors; (iii) verify the validity, amount or any other matter relating to any Account by mail, telephone, telegraph or otherwise with Account Debtors; (iv) do all things necessary to carry out this Agreement, any Related

Agreement and all related documents; and (v) on or after the occurrence and continuation of an Event of Default, notify the post office authorities to change the address for delivery of the Company's mail to an address designated by the Purchaser, and to receive, open and dispose of all mail addressed to the Company or NTSI . The Company and NTSI hereby ratifies and approves all acts of the attorney. Neither the Purchaser, nor the attorney will be liable for any acts or omissions or for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as the Purchaser has a security interest and until all obligations from the Company to the Purchaser have been fully satisfied. Notwithstanding the immediately foregoing, the Purchaser shall not exercise any powers granted to it pursuant to this
Section 12.4 unless and until an Event of Default under the Note shall have occurred and be continuing.

         12.5 All terms used in this Agreement and defined in the Uniform Commercial Code ("UCC"), shall have the meaning given therein unless otherwise defined herein. The terms below shall be defined as follows:

             (a) Account Debtor" means any person who is or may be obligated with respect to, or on account of, an Account of any Assigned Contract .

             (b) "Accounts" means all "accounts", as such term is defined in the UCC, now owned or hereafter acquired by NTSI constituting Collateral (as defined in the NTSI Security Agreement.

         12.6 Delivery of Additional Collateral. The Company hereby agrees that it shall execute and deliver, and it shall cause NTSI. to execute and deliver, as an assignment for security, all documents, including but not limited to assignment of claims agreements, which Purchaser shall reasonably request in respect of any Assigned Contract.


         12.7  Assignment  of  Proceeds  of  Assigned   Contracts;   Consent  to
Assignment .

             (a) Each of the Company and NTSI hereby jointly and severally represents and warrants to Purchaser that all action necessary and advisable to effect a valid, binding and enforceable security interest in all of the proceeds of each of the Assigned Contracts identified by numbers 1,4,5,6,9,10,11,13,14,15 and 16 (as numbered and set forth on Schedule 6.17 hereto)have been taken and further that such valid assignments are sufficient to enable the Purchaser to realize the practical benefits under this Agreement, the Related Agreements and all applicable law. Notwithstanding the immediately foregoing sentence, NTSI shall obtain and deliver a consent to assignment, substantially in the form attached hereto as Exhibit A, for at least 75% of the Assigned Contracts identified by numbers 1,4,5,6,9,10,11,13,14,15 and 16(as numbered and set forth on Schedule 6.17 hereto), within forty five (45) days of the date hereof;

             (b) Each of the Company and NTSI hereby jointly and severally covenants to Purchaser that all action necessary and advisable to effect a valid, binding and enforceable security interest in all of the proceeds of each of the Assigned Contracts which may be assigned to the Purchaser on the date hereof only with the additional consent of the municipal entities party to the Assigned Contracts (Assigned Contracts identified by numbers 3,7,8,and 12(as numbered and set forth on Schedule 6.17 hereto),such assignments shall be made promptly upon obtaining consent to such assignment, substantially in the form attached hereto as Exhibit A, 75% of which such consents shall be obtained and delivered to Purchaser within forty five (45) days of the date hereof, and further that such valid assignments and consents shall be sufficient to enable the Purchaser to realize the practical benefits under this Agreement, the Related Agreements and all applicable law.

             (c) Each of the Company and NTSI hereby jointly and severally covenants to Purchaser that all action necessary and advisable to effect a valid, binding and enforceable security interest in the proceeds of each of the Assigned Contracts which may be assigned to the Purchaser upon their execution and delivery by and to each of the parties thereto (Assigned Contracts identified by numbers 17,18,19 and 20)(as numbered and set forth on Schedule
6.17 hereto), will be taken at the time of their execution and delivery by the parties thereto, such assignments shall be made promptly upon obtaining consent to such assignment (75% of which such consents shall be obtained and delivered to Purchaser within one hundred eighty (180) days of the date hereof, and further that such valid assignments shall be sufficient to enable the Purchaser to realize the practical benefits under this Agreement, the Related Agreements and all applicable law.

             (d) Each of the Company and NTSI hereby jointly and severally represents and warrants to Purchaser that all action necessary and advisable to effect a valid, binding and enforceable security interest in all of the proceeds of the Assigned Contracts identified by number 2 (as numbered and set forth on Schedule 6.17 hereto)have been taken and further that such valid assignments are sufficient to enable the Purchaser to realize the practical benefits under this Agreement, the Related Agreements and all applicable law.

             (e) Notwithstanding the immediately foregoing Sections 12.7(a), (b) and (c) above, failure to receive valid, binding and enforceable consents to assignment of the number of Assigned Contract as required therein shall not be deemed to be a breach hereunder to the extent that NTSI shall validly pledge, assign and substitute for the Assigned Contracts for which no valid consent is obtained and delivered as required therein, contracts substantially similar in type and tenor for which consent to assignment of proceeds has been obtained and delivered to Purchaser, if such substitution contracts are otherwise acceptable to Laurus in the exercise of its reasonable discretion.

     13. MISCELLANEOUS.

         13.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individuals executing this Agreement and other agreements on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

         13.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchaser and the closing of the transactions contemplated hereby to the extent provided therein. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

         13.3 SUCCESSORS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Securities from time to time.

         13.4 ENTIRE AGREEMENT. This Agreement, the exhibits and schedules hereto, the Related Agreements and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

         13.5 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         13.6 AMENDMENT AND WAIVER.

             (a) This Agreement may be amended or modified only upon the written consent of the Company and the Purchaser.

             (b) The obligations of the Company and the rights of the Purchaser under this Agreement may be waived only with the written consent of the Purchaser.

             (c) The obligations of the Purchaser and the rights of the Company under this Agreement may be waived only with the written consent of the Company.

         13.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement or the Related Agreements, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. All remedies, either under this Agreement, the Note or the Related Agreements, by law or otherwise afforded to any party, shall be cumulative and not alternative.

         13.8 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by telephonically confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth on the signature page hereof, to the Purchaser at the address set forth on the signature page hereto for such Purchaser, with a copy in the case of the Company to Benjamin M. Alexander, Esq., and in the case of Purchaser to John E. Tucker , Esq., 825 3th Street, 14th Floor, New York, NY 10022, facsimile number (212) 541-4434, or at such other address as the Company or the Purchaser may designate by ten days advance written notice to the other parties hereto.

         13.9 ATTORNEYS' FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

         13.10 TITLES AND SUBTITLES. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         13.11 FACSIMILE SIGNATURES; COUNTERPARTS. This Agreement may be executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         13.12 BROKER'S FEES. The Company represents and warrants that, any agent, broker, investment banker, person or firm acting on behalf of or under the authority of the Company is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein will be paid by the Company. The Company further agrees to indemnify the Purchaser for any claims, losses or expenses incurred by it as a result of the representation in this Section 13.12 being untrue. Purchaser represents and warrants that, no agent, broker, investment banker, person or firm acting on behalf of or under the authority of Purchaser is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein, except the Closing Payment. Purchaser further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 13.12 being untrue

         13.13 CONSTRUCTION. Each party acknowledges that its legal counsel participated in the preparation of this Agreement and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Agreement to favor any party against the other.

     IN WITNESS WHEREOF, the parties hereto have executed the SECURITIES PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.


COMPANY:                          PURCHASER:

NESTOR, INC.                      LAURUS MASTER FUND, LTD.


By:  /s/ Nigel P. Hebborn         By:   /s/David Grin
   ------------------------------     ------------------------------
Name:  Nigel P. Hebborn           Name:   David Grin
Title: Executive Vice President   Title:  Partner
Address: Nestor, Inc.             Address: c/o Ironshore Corporate Services Ltd.
400 Massasoit Avenue Suite 200    P.O. Box 1234 G.T., Queensgate House,
East Providence, RI 02914         South Church Street
Attention: William B. Danzell     Grand Cayman, Cayman Islands



SOLELY WITH RESPECT TO SECTIONS
6.17  AND 12 HEREOF:


NESTOR, TRAFFIC SYSTEMS, INC.





By: /s/ Nigel P. Hebborn
   ------------------------------
Name:   Nigel P. Hebborn
Title:  Executive Vice President

                                  Schedule 4.1
                               Related Agreements



1.   The  Securities  Purchase  Agreement  dated  as of  May  16,  2005  between
     Purchaser   and  the  Company  and  NTSI  (as  amended,   modified   and/or
     supplemented from time to time);

2. the Convertible Note in the original principal amount of $6,000,000 dated as of May 16, 2005 issued to the Purchaser by the Company (as amended, modified and/or supplemented from time to time);


3. the Warrant to dated as of May 16, 2005 issued to Purchaser to purchase up to 100,000 shares of the common stock of the Company (as amended, modified and/or supplemented from time to time);

4. the Security Agreement dated as of the date hereof among the Nestor Traffic Systems, Inc. ("NTSI"), and the Purchaser (as amended, modified and/or supplemented from time to time, the "NTSI Security Agreement")

5. the Pledge and Security Agreement dated as of the date hereof between the NTSI and the Purchaser (as amended, modified and/or supplemented from time to time, the "NTSI Pledge Agreement")

6. the Registration Rights Agreement relating to the Securities dated as of the date hereof between the Company and the Purchaser (as amended, modified and/or supplemented from time to time, the "Registration Rights Agreement"),

7. the Subsidiary Guaranty dated as of the date hereof made by NTSI (as amended, modified and/or supplemented from time to time, the "Subsidiary Guaranty"),

8. the Funds Escrow Agreement dated as of the date hereof among the Company, the Purchaser and the escrow agent referred to therein, substantially in the form of Exhibit D hereto (as amended, modified and/or supplemented from time to time, the "Escrow Agreement") and all other documents, instruments and agreements entered into in connection with the transactions contemplated hereby and thereby (the preceding items 2 through 8 above, collectively, the "Related Agreements").

                                  SCHEDULE 4.2

                                  SUBSIDIARIES


Nestor, Inc. subsidiaries:

Nestor Traffic Systems, Inc. Formed 1/1/97 in Delaware as Nestor IS, Inc.. 100% owned by Nestor, Inc.

Nestor Interactive, Inc. Formed 1/1/97 in Delaware. 100% owned by Nestor, Inc.



Nestor Traffic Systems, Inc. subsidiaries:

CrossingGuard, Inc. Formed 7/21/03 in Delaware. 100% owned by Nestor Traffic Systems, Inc.

                                  SCHEDULE 4.3

                                 CAPITALIZATION


Share Rights (including anti-dilution protections):


WARRANTS
--------
                                                EXERCISE       EXPIRATION                          HOLDER
HOLDER                                            PRICE           DATE                             SHARES
------                                          --------       ----------                          ------


NTS Investors LLC                                 $4.80         1/25/2006                          18,331

Sage Investments, Inc.                             1.94         7/31/2008                           1,320

Sage Investments, Inc.                             2.25         7/31/2008                             960

Sanders Morris Harris Group                        5.21        10/31/2009                          60,000

                                                                                               ----------

                                                                                                   80,611
                                                                                               ==========


NTS Investors LLC - contingent warrant right                    1/25/2006                          18,331
                                                                                               ==========





                                               CONVERSION       MATURITY       PRINCIPAL           HOLDER
CONVERTIBLE NOTES                                 PRICE           DATE        OUTSTANDING          SHARES
-----------------                              ----------       --------      -----------          ------

Senior Convertible Notes dated 11/5/04            $5.82        10/31/2007      $5,200,000         893,471
                                                                                               ==========



                                  SCHEDULE 4.5

                                   LIABILITIES


Material Contingent Liabilities:

None, except current liabilities incurred in the ordinary course of business and liabilities disclosed in any Exchange Act Filings.

                                  SCHEDULE 4.6

                               AGREEMENTS: ACTION


The Company is engaged in settlement discussions with Transol USA, Inc. and Transol, Inc. (collectively, "Transol") regarding ongoing patent litigation which include discussions of licensing certain patent rights of the Company to Transol USA, Inc. and Transol, Inc.

                                  SCHEDULE 4.7

                         OBLIGATIONS TO RELATED PARTIES





See Definitive Proxy dated May 2, 2005 for equity holdings of Directors and Officers, along with related party disclosures, and employment agreement.

                                  SCHEDULE 4.9

                   TITLE TO PROPERTIES AND ASSETS: LIENS, ETC.


Assets are subject to various leases obtained in the normal course of business.

Lease compliance:  No exceptions.

                                SCHEDULE 4.10(b)

                              INTELLECTUAL PROPERTY


None

                                  SCHEDULE 4.11

                        COMPLIANCE WITH OTHER INSTRUMENTS



                                      None.

                                  SCHEDULE 4.12

                                   LITIGATION



See "Legal Proceedings" in Exchange Act Filings.

                                  SCHEDULE 4.13

                            TAX RETURNS AND PAYMENTS


Nestor, Inc. received a corporate franchise tax assessment from the State of Rhode Island for fiscal 2002 in the amount of $190,000 based upon the number of outstanding shares of stock of the company at the end of 2001. During 2001, the company reorganized with Nestor, Inc. becoming an inactive holding company and NTS assuming operating activities. As such, Nestor was not active in Rhode Island in 2002. The company does not believe it is subject to this capital account tax for the respective period and is disputing the assessment.

                                  SCHEDULE 4.14

                                    EMPLOYEES


None.

                                  SCHEDULE 4.15

                      REGISTRATION RIGHTS AND VOTING RIGHTS


None.

                                  SCHEDULE 4.16

                          COMPLIANCE WITH LAWS; PERMITS


None.

                                  SCHEDULE 6.5

                                  USE OF FUNDS


The systems to be supplied  pursuant to the  Assigned  Contracts  identified  in
Schedule 6.17.

                                  SCHEDULE 6.17

                               ASSIGNED CONTRACTS



The items identified as Items 17,18,19 and 20 in the following table have not yet been entered into.

           Locale                                  Agreement                                 Assignability
           ------                                  ---------                                 -------------

1.   Alpharetta, GA           Traffic Signal Violation  Video-Enforcement System        No restriction on assignment for
                              &  Lease  Agreement   between  NTSI  and  City  of        financing
                              Alpharetta, GA dated __ November 2004

2.   Baltimore, MD            Definitive Subcontract Agreement between ACS State        Assignment of  monies due permitted
                              & Local Solutions,  Inc. ("ACS") and NTSI dated 13        any other assignment requires consent
                              April 2004                                                of ACS, not to be unreasonably withheld

3.   Cerritos, CA             Automated Traffic Signal  Enforcement and Citation        Assignment for financing  permitted
                              Processing  Pilot Program for the City of Cerritos        but  conditioned   upon  assignee's
                              between  City of  Cerritos,  CA and NTSI  dated 11        execution of  documents  reasonably
                              July  2002,  amended by  Addendum 1 (11  September        required by City
                              2003)

4.   Costa Mesa, CA           Traffic Signal Violation  Video-Monitoring  System        No restriction on assignment for
                              Services  Agreement between NTSI and City of Costa        financing
                              Mesa, CA dated 15 July 2002, amended by Addendum 1
                              (30 April 2003) and Addendum 2 (31 July 2003)

5.   Chatham County, GA       Traffic Signal Violation  Video-Enforcement System        No restriction on assignment for
                              Lease & Services  Agreement  between  NTSI and the        financing
                              Savannah Economic  Development  Authority dated 21
                              October 2004

6.   Falls Church, VA         Traffic Signal Violation  Photo-Monitoring  System        No restriction on assignment for
                              Agreement  between NTSI and City of Falls  Church,        financing
                              VA dated16 December 1999 amended by Addendum 1 (11
                              February  2003),  Addendum 2 (5  September  2003),
                              Addendum 3 (8 October  2003),  Addendum 4 (2 March
                              2004) and Addendum 5 (12 May 2005)

7.   Frederick, MD            Agreement for Services  between City of Frederick,        Assignment requires consent of City
                              MD and NTSI  dated 16  December  2004  amended  by
                              First  Amendment  to  Agreement  for  Services (16
                              December 2004)

8.   Fresno, CA               Contract:  Red Traffic Light  Enforcement  Program        Assignment requires consent of City
                              Proposal No. 8262  between City of Fresno,  CA and
                              NTSI  dated  16  November  2000  amended  by First
                              Amendment to Contract (16 November 2000)

9.   Fullerton, CA            Traffic Signal Violation  Video-Monitoring Systems        No restriction on assignment for
                              Services   Agreement  between  NTSI  and  City  of        financing
                              Fullerton,  CA  dated  19  June  2002  amended  by
                              Addendum 1  (31  March  2003)  and  Addendum 2 (31
                              December 2003)

           Locale                                  Agreement                                 Assignability
           ------                                  ---------                                 -------------

10.  Germantown, TN           Traffic Signal Violation  Video-Monitoring  System        No restriction on assignment for
                              Services   Agreement  between  NTSI  and  City  of        financing
                              Germantown, TN dated __ October 2001

11.  Irvine, CA               Traffic Signal Violation  Video-Monitoring  System        No restriction on assignment for
                              Services   Agreement  between  NTSI  and  City  of        financing
                              Irvine, CA dated 11 December 2001

12.  Long Beach, CA           Agreement  between NTSI and City of Long Beach, CA        Assignment of monies due permitted;
                              dated 1 December 2004                                     any other assignment requires consent
                                                                                        of City, not to be unreasonably withheld

13.  Montclair, CA            Traffic Signal Violation  Video-Monitoring  System        No restriction on assignment for
                              Agreement   between  NTSI  and   Municipality   of        financing
                              Montclair, CA dated 4 September 2001

14.  Pasadena, CA             Traffic Signal Violation  Video-Monitoring  System        No restriction on assignment for
                              Services  Agreement  No.  17,712  between NTSI and        financing
                              City of Pasadena, CA dated 24 June 2002

15.  Rancho Cucamonga, CA     Traffic Signal Violation  Photo-Monitoring  System        No restriction on assignment for
                              CA  Agreement  between  NTSI  and  City of  Rancho        financing
                              Cucamonga,  CA  dated  7  March  2001  amended  by
                              Addendum 1 (19 March 2003)

16.  Vienna, VA               Traffic Signal Violation  Video-Monitoring  System        No restriction on assignment for
                              Services   Agreement  between  NTSI  and  Town  of        financing
                              Vienna, VA dated 31 October 2002

17.  Davis, CA                Any contract subsequently entered into; currently,        n/a
                              no contract exists

18.  Los  Angeles, CA         Any contract subsequently entered into; currently,        n/a
                              no contract exists

19.  New Bern, NC             Any contract subsequently entered into; currently,        n/a
                              no contract exists

20.  San Bernadino, CA        Any contract subsequently entered into; currently,        n/a
                              no contract exists

                                LIST OF EXHIBITS


            Form of Consent                            Exhibit A

                                    EXHIBIT A

                                 FORM OF CONSENT


                                  May __, 2005

[Name]
[Address]

                Re:      Notice and Acknowledgment

          Reference is made to the ________________ Agreement dated _____________ (as amended, restated, supplemented and modified from time to time, the "Agreement") by and between [Company] ("Company") and [City] ("City") pursuant to which Company generates accounts receivable (the "Receivables").

          Company hereby gives notice to City that Company has granted a security interest to Laurus Master Fund, Ltd. ("Laurus") in all of the Receivables now existing and hereafter arising under the Agreement (the "Security Interest"). All payments owing by City to Company are to be made [directly to Laurus at the following address]:

                 ---------------------------------------------

                 ---------------------------------------------

                 ---------------------------------------------


          City hereby acknowledges and consents to the grant of the Security Interest and agrees that: (a) the Agreement is in full force and effect and the grant of Security Interest does not constitute a breach thereof, (b) no default exists on the part of the Company in the performance of its obligations under the Agreement; (c) the payment direction set forth herein may only be modified with the prior written consent of Laurus, and (d) it will not assert any right of offset against any Receivables owing to the Company for any claims it may have against the Company.

                                              Very truly yours,

                                              [COMPANY]


                                              By:
                                                 -------------------------------
                                                   Title:

AGREED TO AND ACCEPTED:

[CITY]


By:
   -----------------------------
     Name:
     Title:







                                     -A-1-